Accounts Receivable, Net - Schedule of Accounts Receivable, Net (Details)	Dec. 31, 2025 MYR (RM)	Dec. 31, 2025 USD ($)	Dec. 31, 2024 MYR (RM)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 MYR (RM)	Dec. 31, 2022 MYR (RM)
Accounts Receivable, Net [Abstract]
Accounts receivable	RM 31,050,630	$ 7,655,481	RM 35,022,469		RM 20,371,901
Less: allowance for expected credit losses			(982,000)	$ (242,110)	(281,479)
Total accounts receivable, net	RM 31,050,630	$ 7,655,481	RM 34,040,469		RM 20,090,422